UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2009

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.     Regulation FD Disclosure.

On February 24, 2009, Sterling Financial Corporation ("Sterling") issued a press release and a report to the community disclosing information regarding Sterling's participation in the Capital Purchase Program of the U.S. Department of the Treasury.  A copy of the press release is included as Exhibit 99.1 and a copy of the report to the community is included as Exhibit 99.2 to this report. The information in this report (including Exhibits 99.1 and 99.2) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Sterling Financial Corporation press release.

99.2	Sterling Financial Corporation Report to the Community. (text only version)
2

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

February 24, 2009	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Sterling Financial Corporation press release.

99.2	Sterling Financial Corporation Report to the Community. (text only version)